UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 Calle Amanecer, Suite 300 San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 2, 2016 (the “Initial Report”), CareTrust REIT, Inc. (the “Company”) reported that it, through its operating partnership CTR Partnership, L.P., completed the acquisition of three skilled nursing facilities and one skilled nursing campus located in the greater Dallas-Fort Worth area of Texas (collectively, the “Portfolio”), consisting of 540 skilled nursing beds and 28 assisted living units. The Portfolio was acquired for $95 million, exclusive of transaction costs, from Senior Care Resources, Inc. and certain of its affiliates. This Current Report on Form 8-K/A amends the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

	Report of Independent Auditors	2

	Statements of Revenues and Certain Expenses for the nine months ended September 30, 2016 (unaudited) and the year ended December 31, 2015	3

	Notes to the Statements of Revenues and Certain Expenses	4

(b)	Unaudited Pro Forma Condensed Consolidated Information

	Unaudited Pro Forma Financial Information	5

	Unaudited Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 2016	6

	Notes to the Unaudited Pro Forma Financial Information	7

(d)	Exhibits

23.1*	Consent of Ernst & Young LLP

*	Filed herewith

Report of Independent Auditors

The Board of Directors and Stockholders of CareTrust REIT, Inc.

We have audited the accompanying statement of revenues and certain expenses (“the financial statement”) of the Texas Skilled Nursing Portfolio (the “Portfolio”) for the year ended December 31, 2015, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of the Portfolio’s financial statement for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California

February 15, 2017

TEXAS SKILLED NURSING PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(in thousands)

	Nine Months Ended September 30, 2016	Year Ended December 31, 2015
Revenues:	(unaudited)
Rental revenues	$4,400	$5,866
Tenant reimbursements	456	586

Total Revenues	4,856	6,452
Certain Expenses:
Property taxes	456	586

Total Expenses	456	586

REVENUES IN EXCESS OF CERTAIN EXPENSES	$4,400	$5,866

TEXAS SKILLED NURSING PORTFOLIO

NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.	BACKGROUND AND BASIS OF PRESENTATION

On December 1, 2016, CareTrust REIT, Inc. (the “Company”) through is operating partnership, CTR Partnership, L.P., completed the acquisition of three skilled nursing facilities and one skilled nursing campus located in the greater Dallas-Fort Worth area of Texas (collectively, the “Portfolio”), consisting of 540 skilled nursing beds and 28 assisted living units. The Portfolio was acquired for $95 million, exclusive of transaction costs.

The accompanying statements of revenues and certain expenses present the results of operations of the Portfolio for the nine months ended September 30, 2016 (unaudited) and the year ended December 31, 2015.

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred through the future operations of the Portfolio, have been excluded. Such items include depreciation, amortization, and interest expense.

2.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant reimbursements represent the reimbursement of real estate taxes. The reimbursements are recognized and presented gross, as the Portfolio is generally the primary obligor with respect to real estate taxes.

Use of Estimates

Certain estimates and assumptions have been made relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3.	MINIMUM FUTURE CASH RENTS

Prior to the Company’s acquisition of the Portfolio, there were four lease agreements in place with tenants to lease the four properties constituting the Portfolio. The four lease agreements were terminated upon completion of the acquisition of the Portfolio. The leases were accounted for as operating leases. As of December 31, 2015, the minimum future cash rents receivable under the leases in each of the next five years and thereafter are as follows (in thousands):

Year	Amount
2016	$5,914
2017	5,914
2018	5,914
2019	3,806
2020	1,594
Thereafter	2,522

Total	$25,664

4.	RELATED PARTY TRANSACTIONS

Four affiliated property ownership entities each own one of the properties that make up the portfolio. Two affiliated operating entities each lease two of the properties under four separate leases.

5.	SUBSEQUENT EVENTS

Subsequent events were evaluated through February 15, 2017, the date the financial statements were available to be issued.

CARETRUST REIT, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated income statement for the year ended December 31, 2016 is based on the historical consolidated income statement of CareTrust REIT Inc. (the “Company”) and reflects the completion of the November 18, 2016 underwritten public offering of 6,325,000 shares of common stock and the December 1, 2016 acquisition of three skilled nursing facilities and one skilled nursing campus located in the greater Dallas-Fort Worth area of Texas (collectively the “Portfolio”), from the sellers as if such transactions had occurred on January 1, 2016.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the acquisition of the Portfolio had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s consolidated and combined financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

CARETRUST REIT, INC.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2016

(in thousands - except share and per share data)

(Unaudited)

	CareTrust REIT, Inc. (1)	Pro Forma Adjustments		Pro Forma CareTrust REIT, Inc.
Revenues:
Rental income	$93,126	$7,838	(2)	$100,964
Tenant reimbursements	7,846	557		8,403
Independent living facilities	2,970			2,970
Interest and other income	737			737

Total revenues	104,679	8,395		113,074

Expenses:
Depreciation and amortization	31,965	2,106	(3)	34,071
Interest expense	23,199	288	(4)	23,487
Property taxes	7,846	557		8,403
Acquisition costs	205			205
Independent living facilities	2,549			2,549
General and administrative	9,297			9,297

Total expenses	75,061	2,951		78,012

Other Income (Expense):
Loss on sale of real estate	(265)			(265)

Net income	$29,353	$5,444		$34,797

Earnings per common share:
Basic	$0.52			$0.56

Diluted	$0.52			$0.56

Weighted-average number of common shares:
Basic	56,030	5,565	(5)	61,595

Diluted	56,030	5,565	(5)	61,595

CARETRUST REIT, INC.

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

Income statement adjustments

(1)	Represents the audited historical consolidated operations of the Company for the year ended December 31, 2016. See the historical consolidated and combined financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(2)	Reflects additional rent under the new master lease as if the acquisition of the Portfolio had occurred on January 1, 2016.

(3)	Reflects additional depreciation expense as if the acquisition of the Portfolio had occurred on January 1, 2016.

(4)	Reflects additional interest expense as if the $12.0 million draw on the unsecured revolving credit facility (to fund a portion of the purchase price for the acquisition of the Portfolio) had occurred on January 1, 2016.

(5)	Reflects additional shares as if the November 18, 2016 public offering had been completed on January 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareTrust REIT, Inc.

February 15, 2017	/s/ William Wagner
William Wagner
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young, LLP